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                                                                     EXHIBIT 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated January 7, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-111366) and related Prospectus of Claymore Securities Defined Portfolios, Series 165.


                                            /s/ Grant Thornton LLP
                                            ----------------------
                                            GRANT THORNTON LLP


Chicago, Illinois
January 7, 2004